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                                                                  Exhibit 10-e-1

                       ROCKWELL INTERNATIONAL CORPORATION

                    FORM OF RESOLUTION PROPOSED TO BE ADOPTED
                BY THE BOARD OF DIRECTORS OF THE COMPANY AMENDING
                  THE COMPANY'S 1988 LONG-TERM INCENTIVES PLAN
                       AND 1995 LONG-TERM INCENTIVES PLAN

                  RESOLVED, that the amendments to this
         Corporation's 1988 Long-Term Incentives Plan and 1995 Long-Term Incentives Plan as described in the Memorandum of Proposed Amendments to the Rockwell International Corporation 1988 Long-Term Incentives Plan and the Memorandum of Proposed Amendments to the Rockwell International Corporation 1995 Long-Term Incentives Plan, respectively, a copy of each of which was presented to and ordered filed with the records of this meeting, be, and they hereby are, approved and adopted effective upon consummation of the Contribution; and further
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               MEMORANDUM OF PROPOSED AMENDMENTS TO THE ROCKWELL
            INTERNATIONAL CORPORATION 1988 LONG-TERM INCENTIVES PLAN


1. Amend Section 2 to redesignate paragraphs (a) through (f) as paragraphs (c) through (h), respectively, to redesignate paragraphs (g) through (s) as paragraphs (j) through (v), respectively, to add new, or amend redesignated, paragraphs (a), (b), (d), (i), (k) and (s), respectively, to read in their entirety as follows:

                  (a) Boeing. The Boeing Company, a Delaware corporation.

                  (b) Boeing North American. Boeing North American, Inc. (formerly Rockwell International Corporation), a Delaware corporation incorporated in 1928 that is the surviving corporation in a merger with Boeing NA, Inc., a wholly-owned subsidiary of Boeing.

                  (d) Committee. The Compensation and Management
         Development Committee designated by the Board of Directors from among its members who are not eligible to receive a Grant under the Plan.

                  (i) Merger Closing Date. The Closing Date as defined in the Agreement and Plan of Merger dated as of July 31, 1996 among Rockwell International Corporation, a Delaware corporation incorporated in 1928, Boeing and Boeing NA, Inc.

                  (k) Participant. (i) Any Employee to whom a Grant is made; (ii) any Employee (a Continuing USA Participant) as of the close of business on May 31, 1996 who then held one or more outstanding Options or Stock Appreciation Rights and who on or before the close of business on the Merger Closing Date became an employee of United Space Alliance, LLC (USA) immediately upon termination of employment (by retirement or otherwise) by Rockwell or a subsidiary corporation of Rockwell, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such Employee shall remain an employee of USA and the Corporation, Boeing North American, Boeing or any of their respective subsidiaries shall continue to own at least 50% of the total ownership interests in USA; and (iii) any Employee (a Continuing Boeing Participant) as of the opening of business on the Merger Closing Date who then held one or more outstanding Options or Stock Appreciation Rights and who as of the close of business on that date remains or becomes an employee of Boeing North American, Boeing or any of their respective subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such Employee shall remain an employee of Boeing North American, Boeing or any of their respective subsidiaries.
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                  (s) Rockwell. Rockwell International Corporation
         (now Boeing North American, Inc.), a Delaware corporation incorporated in 1928, until the Merger Closing Date and Rockwell International Corporation (formerly New Rockwell International Corporation), a Delaware corporation incorporated in 1996, thereafter.

2. Amend Section 6 (f) to read in its entirety as follows:

                  (f) The aggregate number of Shares for which any Employee may be granted Options in any fiscal year of the Corporation under all plans of the Corporation shall in no event exceed 250,000, as adjusted from time to time as herein provided. An increase in the number of Shares covered by an outstanding Option resulting from an adjustment made pursuant to Section 11 hereof shall not be deemed to constitute a grant of Options for purposes of the foregoing limitation.

3. Amend Sections 9(c), (d) and (e) to read in their entirety as follows:

                  (c) If the employment by the Corporation of a Participant, the employment by USA of a Continuing USA Participant or the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights terminates by reason of the death of the Participant, the Continuing USA Participant or the Continuing Boeing Participant, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date of the death of the Participant, the Continuing USA Participant or the Continuing Boeing Participant for a period of three years (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of death.

                  (d) If a Participant, a Continuing USA Participant or a Continuing Boeing Participant who (or whose permitted transferee) holds outstanding Options or Stock Appreciation Rights retires under a retirement plan of the Corporation, USA, Boeing North American, Boeing or any of their respective subsidiaries, at any time after a portion thereof has become exercisable, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date upon which they are first exercisable under that Grant for a period of five years from the date of retirement (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of retirement, except that any thereof (i) subject to a Grant made within eighteen months before such retirement or (ii) held by a grantee (or a permitted transferee thereof) who retires before either attaining age 62 or accumulating 85 points (or fulfilling such other criteria as may be required for an unreduced early retirement
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         benefit) for purposes of the applicable retirement plan,
         may be exercised solely for a period of three years from the date of retirement (or until the expiration date specified in the Grant if earlier) or such shorter period as the Committee may determine within 60 days of a grantee's retirement.

                  (e) If the employment by the Corporation of a Participant, the employment by USA of a Continuing USA Participant or the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights is terminated for any reason other than death or retirement under a retirement plan of the Corporation, USA, Boeing North American, Boeing or any of their respective subsidiaries, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised only within 90 days after the termination of such employment (or until the expiration date specified in the Grant if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options or Stock Appreciation Rights at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph (d) above been applicable.
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               MEMORANDUM OF PROPOSED AMENDMENTS TO THE ROCKWELL
            INTERNATIONAL CORPORATION 1995 LONG-TERM INCENTIVES PLAN


1. Amend Section 2 to redesignate paragraphs (a) through (h) as paragraphs (c) through (j), respectively, to redesignate paragraphs (i) through (v) as paragraphs (l) through (y), respectively, to add new, or amend redesignated, paragraphs (a), (b), (d), (k), (m) and (y), respectively, to read in their entirety as follows:

                  (a) Boeing. The Boeing Company, a Delaware corporation.

                  (b) Boeing North American. Boeing North American, Inc. (formerly Rockwell International Corporation), a Delaware corporation incorporated in 1928 that is the surviving corporation in a merger with Boeing NA, Inc., a wholly-owned subsidiary of Boeing.

                  (d) Committee. The Compensation and Management
         Development Committee designated by the Board of Directors from among its members who are not eligible to receive a Grant under the Plan.

                  (k) Merger Closing Date. The Closing Date as defined in the Agreement and Plan of Merger dated as of July 31, 1996 among Rockwell International Corporation, a Delaware corporation incorporated in 1928, Boeing and Boeing NA, Inc.

                  (m) Participant. (i) Any Employee to whom a Grant is made; (ii) any Employee (a Continuing USA Participant) as of the close of business on May 31, 1996 who then held one or more outstanding Options or Stock Appreciation Rights and who on or before the close of business on the Merger Closing Date became an employee of United Space Alliance, LLC (USA) immediately upon termination of employment (by retirement or otherwise) by Rockwell or a subsidiary corporation of Rockwell, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such Employee shall remain an employee of USA and the Corporation, Boeing North American, Boeing or any of their respective subsidiaries shall continue to own at least 50% of the total ownership interests in USA; and (iii) any Employee (a Continuing Boeing Participant) as of the opening of business on the Merger Closing Date who then held one or more outstanding Options or Stock Appreciation Rights and who as of the close of business on that date remains or becomes an employee of Boeing North American, Boeing or any of their respective subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such Employee shall remain an employee of Boeing North American, Boeing or any of their respective subsidiaries.
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                  (y) Rockwell. Rockwell International Corporation
         (now Boeing North American, Inc.), a Delaware corporation incorporated in 1928, until the Merger Closing Date and Rockwell International Corporation (formerly New Rockwell International Corporation), a Delaware corporation incorporated in 1996, thereafter.

3. Amend Sections 9(c), (d) and (e) to read in their entirety as follows:

                  (c) If the employment by the Corporation of a Participant, the employment by USA of a Continuing USA Participant or the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights terminates by reason of the death of the Participant, the Continuing USA Participant or the Continuing Boeing Participant, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date of the death of the Participant, the Continuing USA Participant or the Continuing Boeing Participant for a period of three years (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of death.

                  (d) If a Participant, a Continuing USA Participant or a Continuing Boeing Participant who (or whose permitted transferee) holds outstanding Options or Stock Appreciation Rights retires under a retirement plan of the Corporation, USA, Boeing North American, Boeing or any of their respective subsidiaries, at any time after a portion thereof has become exercisable, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date upon which they are first exercisable under that Grant for a period of five years from the date of retirement (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of retirement, except that any thereof (i) subject to a Grant made within eighteen months before such retirement or (ii) held by a grantee (or a permitted transferee thereof) who retires before either attaining age 62 or accumulating 85 points (or fulfilling such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, may be exercised solely for a period of three years from the date of retirement (or until the expiration date specified in the Grant if earlier) or such shorter period as the Committee may determine within 60 days of a grantee's retirement.
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                  (e) If the employment by the Corporation of a
         Participant, the employment by USA of a Continuing USA Participant or the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights is terminated for any reason other than death or retirement under a retirement plan of the Corporation, USA, Boeing North American, Boeing or any of their respective subsidiaries, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised only within 90 days after the termination of such employment (or until the expiration date specified in the Grant if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options or Stock Appreciation Rights at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph (d) above been applicable.